EXHIBIT (P) UNDER FORM N-1A
                                              EXHIBIT 24 UNDER ITEM 601/REG. S-K

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED INSURANCE SERIES and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
SIGNATURES                       TITLE                                DATE

/S/ RICHARD J. THOMAS       Treasurer                         December 11, 1998
--------------------------
Richard J. Thomas                (Principal Financial and
                                 Accounting Officer)

Sworn to and subscribed before me this 11th day of December, 1998.

/S/ CHERI S. GOOD

Notary Public

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED INSURANCE SERIES and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                       TITLE                              DATE

/S/ HENRY A. FRANTZEN       Chief Investment Officer          December 14, 1998
--------------------------
Henry A. Frantzen

Sworn to and subscribed before me this 14th day of December, 1998.

/S/ CHERI S. GOOD

Notary Public

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED INSURANCE SERIES and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                       TITLE                                  DATE

/S/ J. THOMAS MADDEN        Chief Investment Officer           February 4, 1999
-------------------------
J. Thomas Madden

Sworn to and subscribed before me this 4th day of February, 1999.

/S/ CHERI S. GOOD

Notary Public

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED INSURANCE SERIES and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                       TITLE                                  DATE

/S/ WILLIAM D. DAWSON, III  Chief Investment Officer          February 4, 1999
--------------------------
William D. Dawson, III



Sworn to and subscribed before me this 4th day of February, 1999.

/S/ CHERI S. GOOD

Notary Public

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED INSURANCE SERIES and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                            TITLE                             DATE

/S/ JOHN S. WALSH                    Trustee                  February 4, 1999
-----------------
John S. Walsh

Sworn to and subscribed before me this 4th day of February, 1999.

/S/ CHERI S. GOOD

Notary Public